PHOENIX HIGH YIELD FUND,
                        A SERIES OF PHOENIX SERIES FUND

   Supplement dated April 18, 2007 to the Prospectus dated February 28, 2007, as Supplemented March 1, 2007 and March 2, 2007 and to the Statement of Additional Information dated February 28, 2007 as supplemented March 1, 2007


IMPORTANT NOTICE TO INVESTORS

Thomas Haag, one of the members of the portfolio management team for Phoenix High Yield Fund has left the firm. Al Aliamo and Albert Gutierrez, the remaining portfolio team management members, will continue to serve as the day-to-day portfolio management team for the fund.

All references to Thomas Haag in the fund's Prospectus and Statement of Additional Information are hereby deleted.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 393/PHYF PMChange  (04/07)